EXHIBIT 10.53



                         Addendum No. 2

                             to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")


It Is Hereby Agreed, effective January 1, 1997, with respect to business issued or renewed on or after that date, that the Preamble (as amended by Addendum No. 1) to this Contract shall be deleted and the following substituted therefor:

   "Preamble

   The `Meridian Mutual Group' for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Citizens Security Mutual Insurance Company, Red Wing, Minnesota, Citizens Fund Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Group as a group and not separately to each."

It Is Further Agreed, effective January 1, 1998, with respect to losses arising out of loss occurrences commencing on or after that date, that Article VI - Definition of Ultimate Net Loss - shall be deleted and the following substituted therefor:

   "Article VI - Definition of Ultimate Net Loss

    A. `Ultimate net loss' as used herein is defined as the sum or sums (including any loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

    B. `Loss adjustment expense' as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments and expenses of outside adjusters, but shall not include office expenses or salaries of the Company's regular employees."

It Is Also Agreed, effective January 1, 1998, that the following
Article shall be added to and made part of this Contract:

   "Article XXV - Late Payments

    A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

    B. In the event any premium, loss or other payment due either party is not received by the intermediary named in
        Article XXIV (hereinafter referred to as the `Intermediary') by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

         1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

         2.  1/365ths of the 12-month United States Treasury
             Bill Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

         3.  The amount past due, including accrued interest.

        It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

    C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

         1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due
             30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

         2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article VIII, was transmitted to the Reinsurer.

         3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

        For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

    D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

    E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Indianapolis, Indiana,this _____ day of ___________________199___.

                __________________________________________________
                Meridian Mutual Group




                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

                   Dorinco Reinsurance Company
                        Midland, Michigan
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Midland, Michigan,this _______ day of _____________________199___.

                __________________________________________________
                Dorinco Reinsurance Company





                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

                     Erie Insurance Exchange
                       Erie, Pennsylvania
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Erie, Pennsylvania,this _______ day of ___________________ 199___.

                __________________________________________________
                Erie Insurance Exchange
                By: Erie Indemnity Company
                (Attorney-In-Fact)






                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

                  Renaissance Reinsurance Ltd.
                        Hamilton, Bermuda
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda,this _______ day of _____________________199___.

                __________________________________________________
                Renaissance Reinsurance Ltd.






                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

                   Shelter Reinsurance Company
                       Columbia, Missouri
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Columbia, Missouri,this _______ day of ____________________199___.

                __________________________________________________
                Shelter Reinsurance Company






                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

            SOREMA North America Reinsurance Company
                       New York, New York
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York,this _______ day of ___________________ 199___.

                __________________________________________________
                SOREMA North America Reinsurance Company







                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

          The Nissan Fire & Marine Insurance Co., Ltd.
                          Tokyo, Japan
     (hereinafter referred to as the "Subscribing Reinsurer")

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



The Subscribing Reinsurer hereby accepts Addendum No. 2, as duly executed by the Company, as part of the Contract, effective
January 1, 1997.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Tokyo, Japan,this _______ day of ________________________ 199___.

                __________________________________________________
                The Nissan Fire & Marine Insurance Co., Ltd.







                         Addendum No. 2

                             to the

               Interests and Liabilities Agreement

                               of

              Cie Transcontinentale de Reassurance
                          Paris, France

                       with respect to the

         Second Underlying Aggregate Excess Catastrophe
                      Reinsurance Contract
                    Effective:  May 10, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



It Is Hereby Agreed that Addendum No. 2 to the Contract shall form part of the Contract, effective January 1, 1997.

It Is Further Agreed, effective January 1, 1998, that all rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement shall be transferred from Cie Transcontinentale de Reassurance, Paris, France, (hereinafter referred to as the "Assignor") to Odyssey Reinsurance Corporation, Wilmington, Delaware (hereinafter referred to as the "Assignee"). In accordance therewith, the Assignor shall assign, and the Assignee shall assume, all of the rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement. The Assignee shall then be subject to all of the terms and conditions hereof, and the term "Subscribing Reinsurer," wherever it is used herein, shall refer to Odyssey Reinsurance Corporation, Wilmington, Delaware.

It Is Understood and Agreed that the Company consents to the foregoing transfer of rights, interests, liabilities and obligations from the Assignor to the Assignee, and further releases the Assignor from all unfulfilled liabilities and obligations which have arisen under this Agreement and all liabilities and obligations which may arise in the future under this Agreement.

In Witness Whereof, the parties hereto by their respective duly authorized representatives have executed this Addendum as of the dates undermentioned at:

Indianapolis, Indiana,this _____ day of ___________________199___.

                __________________________________________________
                Meridian Mutual Group

Paris, France,this _____ day of __________________________ 199___.

                __________________________________________________
                Cie Transcontinentale de Reassurance

New York, New York,this _____ day of _____________________ 199___.

                __________________________________________________
                Odyssey Reinsurance Corporation